Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

EFH Corp. files a US federal income tax return that includes the results of EFCH, EFIH, Oncor Holdings and TCEH. EFH Corp. is the corporate member of the EFH Corp. consolidated group, while each of EFIH, Oncor Holdings, EFCH and TCEH is classified as a disregarded entity for US federal income tax purposes. Prior to April 2013, EFCH was a corporate member of the EFH Corp. consolidated group. Oncor is a partnership for US federal income tax purposes and is not a corporate member of the EFH Corp. consolidated group. Pursuant to applicable US Treasury regulations and published guidance of the IRS, corporations that are members of a consolidated group have joint and several liability for the taxes of such group.

EFH Corp. and certain of its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and Oncor) are parties to a Federal and State Income Tax Allocation Agreement, which provides, among other things, that any corporate member or disregarded entity in the EFH Corp. group is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. The Plan of Reorganization provides that upon the effective date of the plan the Debtors will reject this agreement. Under the terms of the Settlement Agreement, no further cash payments among the Debtors will be made in respect of federal income taxes. However, solely for accounting purposes, the EFH Corp. group continues to allocate federal income taxes among the entities that are parties to the Federal and State Income Tax Allocation Agreement. The Settlement Agreement did not alter the allocation and payment for state income taxes, which will continue to be settled.

EFH Corp., Oncor Holdings, Oncor and Oncor's minority investor are parties to a separate Federal and State Income Tax Allocation Agreement, which governs the computation of federal income tax liability among such parties, and similarly provides, among other things, that each of Oncor Holdings and Oncor will pay EFH Corp. its share of an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. The Settlement Agreement had no impact on the tax sharing agreement among EFH, Oncor Holdings and Oncor.

The components of our income tax benefit are as follows:

	Year Ended December 31,
	2015	2014	2013
Current:
US Federal	$(203)	$(126)	$(283)
State	17	25	40
Total current	(186)	(101)	(243)
Deferred:
US Federal	(1,414)	(2,507)	(1,027)
State	(70)	(11)	(1)
Total deferred	(1,484)	(2,518)	(1,028)
Total	$(1,670)	$(2,619)	$(1,271)

Reconciliation of income taxes computed at the US federal statutory rate to income tax benefit recorded is as follows:

	Year Ended December 31,
	2015	2014	2013
Loss before income taxes and equity in earnings of unconsolidated subsidiaries	$(7,346)	$(9,374)	$(3,931)
Income taxes at the US federal statutory rate of 35%	$(2,571)	$(3,281)	$(1,376)
Nondeductible goodwill impairment	770	560	350
Impairment of joint venture assets attributable to noncontrolling interests (Note 9)	—	—	37
IRS audit and appeals settlements (Note 6)	(1)	7	(305)
Texas margin tax, net of federal benefit	—	11	10
Interest accrued for uncertain tax positions, net of tax	(2)	—	(16)
Nondeductible interest expense	23	22	23
Lignite depletion allowance	(8)	(14)	(12)
Nondeductible debt restructuring costs	136	78	6
Other	(17)	(2)	12
Income tax benefit	$(1,670)	$(2,619)	$(1,271)
Effective tax rate	22.7%	27.9%	32.3%

Deferred Income Tax Balances

Deferred income taxes provided for temporary differences based on tax laws in effect at December 31, 2015 and 2014 are as follows:

	December 31,
	2015	2014
	Total Noncurrent (a)	Total	Current	Noncurrent
Deferred Income Tax Assets
Alternative minimum tax credit carryforwards	$99	$124	$—	$124
Employee benefit obligations	143	143	8	135
Net operating loss (NOL) carryforwards	966	1,022	—	1,022
Unfavorable purchase and sales contracts	193	202	—	202
Commodity contracts and interest rate swaps	129	6	—	6
Debt extinguishment gains	1,120	879	—	879
Accrued interest	—	—	—	—
Other	113	85	2	83
Total	2,763	2,461	10	2,451
Deferred Income Tax Liabilities
Property, plant and equipment	1,506	2,422	—	2,422
Commodity contracts and interest rate swaps	—	44	44	—
Identifiable intangible assets	312	355	—	355
Debt fair value discounts	—	342	—	342
Debt extinguishment gains	—	101	101	—
Accrued interest	336	45	—	45
Other	—	—	—	—
Total	2,154	3,309	145	3,164
Net Accumulated Deferred Income Tax (Asset) Liability	$(609)	$848	$135	$713

____________

(a)	Reflects adoption of ASU 2015-17, Balance Sheet Classification of Deferred Taxes. See Note 1.

At December 31, 2015 we had $2.760 billion in net operating loss (NOL) carryforwards for federal income tax purposes that will begin to expire in 2034. As discussed in Note 6, audit settlements reached in 2013 resulted in the elimination of substantially all NOL carryforwards generated through 2013 and available AMT credits. The NOL carryforwards can be used to offset future taxable income. After analyzing our forecasted tax position at December 31, 2015 we currently expect to utilize all of our NOL carryforwards prior to their expiration dates. During 2014 and 2015, our deferred tax liabilities related to property, plant and equipment were significantly reduced due to impairment charges on certain long-lived assets recorded in those periods. See Note 9 for a discussion of impairment charges. Additionally, our deferred tax liabilities related to debt fair value discounts were eliminated due to the write-off of unamortized deferred debt issuance and extension costs, premiums and discounts previously classified as LSTC (see Note 13).

At December 31, 2015 we had $99 million in alternative minimum tax (AMT) credit carryforwards available which may, in certain limited circumstances, be used to offset future tax payments. The AMT credit carryforwards have no expiration date, but may be limited in a change of control.

The income tax effects of the components included in accumulated other comprehensive income at December 31, 2015 and 2014 totaled a net deferred tax asset of $68 million and $71 million, respectively.

See Note 6 for discussion regarding accounting for uncertain tax positions, including the effects of the resolution of IRS audit matters.